                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                August 14, 1997


                AmeriCredit Automobile Receivables Trust 1997-C
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


      United States                    333-17981                88-0359494
----------------------------          ------------         -------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
 of Incorporation)                    File Number)         Identification No.)

c/o AmeriCredit Financial                                          76107
     Services, Inc.                                             ----------
Attention: Chris A. Choate                                      (Zip Code)
   200 Bailey Avenue
   Fort Worth, Texas
----------------------------
(Address of Principal
 Executive Offices)

       Registrant's telephone number, including area code (817) 882-7000
                                                          ---------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
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     Item 5.  Other Events
              ------------

          In connection with the offering of AmeriCredit Automobile Receivables Trust 1997-C Asset-Backed Notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.   Financial Statements, Pro Forma Financial Information and
                                                         ---------------
               Exhibits.
               ---------------------------------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibits 99.1 and 99.2 Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1997-C

                    By:  AmeriCredit Financial Services, Inc., as Servicer


                          By:/s/ Daniel Berce
                             ---------------------------------
                             Name:  Daniel Berce
                             Title: Vice Chairman and
                                    Chief Financial Officer


Dated:  August 14, 1997

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------

99.1 Related Computational Materials (as defined in Item 5 above) distributed by Credit Suisse First Boston Corporation.

99.2 Related Computational Materials (as defined in Item 5 above) distributed by Bear Stearns & Co. Inc.

                                       4